Brown Capital Management Small Company Fund Summary Prospectus | December 1, 2011 Institutional Shares (BCSSX) CUSIP Number 115291403
B R O W N C A P I T A L M A N A G E M E N T

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.browncapital.com. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated December 1, 2011 are incorporated by reference into this Summary Prospectus.

Investment Objective.   The Small Company Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.   These tables describe the fees and expenses that you may pay if you buy and hold shares of the Small Company Fund.

Shareholder Fees
(fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
 (expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses[1,2]	1.09%

1.	Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with ALPS Funds Services, Inc.

2.
The Advisor has entered into an Expense Limitation Agreement with the Small Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Small Company Fund and to assume other expenses of the Small Company Fund, if necessary, in an amount that limits the Small Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Small Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.25% until July 31, 2013. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses for the Small Company Fund being less than the operating expense limit for the Small

Company Fund, the Small Company Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example.   This example is intended to help you compare the cost of investing in the Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Small Company Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$111	$347	$601	$1,327

Portfolio Turnover.   The Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Small Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Company Fund’s performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was 6.96% of the average value of its portfolio.

Principal Investment Strategies.   The Small Company Fund invests at least 80% of its assets in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, (“small companies”). The Small Company Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies.

While the Small Company Fund is managed in a benchmark agnostic manner, the Small Company Fund is commonly compared to the Russell 2000 Growth and Russell 2000 Indices. Both of these benchmarks are widely-recognized unmanaged indices of small capitalization common stocks.

The Advisor believes that:

•	a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
•	an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

•	contains elements of traditional dividend discount and earnings yield models;
•	establishes relative valuation for equity markets; and
•	determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

•	sustainable revenue growth;

•	adequate resources to establish and defend a viable product or service market, and market share;
•	sufficient profitability to support long term growth; and
•	management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Principal Risks of Investing in the Fund.   An investment in the Small Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Small Company Fund will be successful in meeting its investment objective. Generally, the Small Company Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Small Company Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Small Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Small Company Fund to achieve its investment objectives.

•
Market Sector Risk:   The percentage of the Small Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:   To the extent that the majority of the Small Company Fund’s portfolio consists of common stocks, it is expected that the Small Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Small Companies Risk:   Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•
Portfolio Turnover Risk:   Although the Advisor intends to hold the Small Company Fund’s portfolio securities for the long-term, the Small Company Fund may sell portfolio securities without regard to the length of time they have been held. The Small Company Fund’s portfolio turnover rate is expected to be less than 100%, but could be higher in any given year. As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Small Company Fund.

Performance Information.   The bar chart and table shown below provide an indication of the risks of investing in the Small Company Fund by showing changes in the Small Company Fund’s performance from year to year and by showing how the Small Company Fund’s average annual total returns compare to that of two broad-based securities market indexes. The bar chart and table show the Small Company Fund’s annual returns for Investor Shares of the Fund. Investor Shares are not offered by this Prospectus. Institutional Shares, offered by this Prospectus, do not yet have a full calendar year of performance. The returns for Institutional Shares will differ from Investor Shares results in the bar chart and table because the expenses of the classes differ. The performance reflected in the bar chart and table is for the Investor Shares and does not reflect the effect of the 12b-1 fee for the Investor Shares. Shareholders of the Investor Shares approved the implementation of the 12b-1 plan at a meeting held on November 30, 2011. Had the 12b-1 plan been in effect during the periods reflected in the bar chart and table, the performance figures would have been lower. The Small Company Fund’s past performance is not necessarily an indication of how the Small Company Fund will perform in the future. Updated information on the Small Company Fund’s results can be obtained by visiting http://browncapital.com/small-funds-overview.html.

Quarterly Returns During This Time Period
Highest return for a quarter	39.72%	Quarter ended December 31, 2001
Lowest return for a quarter	-26.95%	Quarter ended September 30, 2002
Year-to-date return as of most recent quarter	-8.60%	Quarter ended September 30, 2011

Average Annual Total Returns	Past 1	Past 5	Past 10
Periods Ended December 31, 2010	Year	Years	Years

Small Company Fund (Investor Shares)
Before taxes	22.56%	11.80%	5.81%
After taxes on distributions	22.48%	11.08%	5.45%
After taxes on distributions and sale of shares	14.77%	10.15%	5.01%
Russell 2000® Index	26.85%	4.47%	6.33%
Russell 2000® Growth Index	15.06%	2.29%	3.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Institutional Shares of the Small Company Fund had not yet commenced operations as of the date of this Prospectus.

Management.

Investment Advisor.   Brown Capital Management, LLC is the Small Company Fund’s Investment Advisor.

Portfolio Managers.   The Small Company Fund is team-managed by Keith A. Lee (Managing Director and Senior Portfolio Manager of the Advisor), Robert E. Hall (Managing Director and Senior Portfolio Manager of the Advisor), Kempton M. Ingersoll (Managing Director and Senior Portfolio Manager of the Advisor), and Amy Y. Zhang (Managing Director and Senior Portfolio Manager of the Advisor). Mr. Lee and Mr. Hall have each served as portfolio manager for the Small Company Fund since its inception in 1992, Mr. Ingersoll has served as portfolio manager since 2000, and Ms. Zhang has served as portfolio manager since 2002.

Purchase and Sale of Fund Shares.   The Fund’s minimum initial investment is $500,000 for Institutional Shares ($2,000 for IRA and Keogh Plans). The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Funds at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.   The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.   If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.